Exhibit 99.1

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

Pages

UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited interim condensed consolidated statements of profit or loss and other comprehensive income for the six months ended June 30, 2023 and 2022	1

Unaudited interim condensed consolidated statements of financial position as of June 30, 2023 and audited consolidated statements of financial position as of December 31, 2022	2

Unaudited interim condensed consolidated statements of changes in equity for the six months ended June 30, 2023 and 2022	3

Unaudited interim condensed consolidated statements of cash flows for the six months ended June 30, 2023 and 2022	4

Notes to the unaudited interim condensed consolidated financial statements	5

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME
For the six months ended June 30, 2023 and 2022
(Amounts expressed in thousands of RMB)

	Notes	For the six months ended June 30,
		2023	2022
		(Unaudited)	(Unaudited)

Revenue	4	379,265	312,673

Cost of revenue		(15,170)	(14,286)

Gross profit		364,095	298,387
Other income and gains		9,993	2,184
Selling expenses		(214,503)	(161,141)
Administrative expenses		(22,071)	(25,376)
Research and development expenses		(23,435)	(29,311)
Other expenses		(3,729)	(3,919)
Finance costs		(94)	(172)

Profit before tax		110,256	80,652
Income tax expense	5	(29,058)	(16,776)

Net profit		81,198	63,876

Other comprehensive income, net of tax		-	-

Total comprehensive income
		81,198	63,876

The accompanying notes are an integral part of the unaudited interim condensed consolidated financial statements.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION AS OF JUNE 30, 2023 AND AUDITED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION AS OF DECEMBER 31, 2022
(Amounts expressed in thousands of RMB)

	Notes	June 30, 2023	December 31, 2022
		(Unaudited)	(Audited)
ASSETS
Non-current assets
Property, plant and equipment	6	145,226	123,339
Right-of-use assets		13,633	15,282
Prepayments and deposits		24,519	21,730
Intangible assets		181,628	161,249
Deferred tax assets		2,941	2,589
Bank deposits	10	133,486	51,500

Total non-current assets		501,433	375,689

Current assets
Inventories	7	38,167	42,639
Trade receivables	8	93,738	108,753
Debt investments at fair value through other comprehensive income	9	1,875	10,597
Prepayments, deposits and other receivables		12,524	8,493
Cash and bank balances	10	158,880	163,420

Total current assets		305,184	333,902

Total assets		806,617	709,591

LIABILITIES AND EQUITY
Current liabilities
Trade payables		1,021	850
Other payables and accruals	11	73,828	61,084
Lease liabilities		3,421	3,467
Tax payable		14,199	12,668

Total current liabilities		92,469	78,069

Non-current liabilities
Customers’ deposits		346	380
Lease liabilities		19	1,525
Deferred government grants		5,977	5,150

Total non-current liabilities		6,342	7,055

Total liabilities		98,811	85,124

Equity
Share capital		61,318	61,318
Capital reserve		250,801	248,660
Surplus reserve		31,449	31,449
Retained profits		364,238	283,040

Total equity		707,806	624,467

Total liabilities and equity		806,617	709,591

The accompanying notes are an integral part of the unaudited interim condensed consolidated financial statements.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
For the six months ended June 30, 2023 and 2022
(Amounts expressed in thousands of RMB)

	Note	Share capital	Capital reserve	Surplus reserve	Retained profits	Total

As of January 1, 2023 (unaudited)		61,318	248,660	31,449	283,040	624,467
Profit for the period		-	-	-	81,198	81,198
Equity-settled share option arrangements	12	-	2,141	-	-	2,141

As of June 30, 2023 (unaudited)		61,318	250,801	31,449	364,238	707,806

		Share capital	Capital reserve	Surplus reserve	Retained profits	Total

As of January 1, 2022 (unaudited)		61,318	240,055	16,346	147,109	464,828
Profit for the period		-	-	-	63,876	63,876
Equity-settled share option arrangements	12	-	4,302	-	-	4,302

As of June 30, 2022 (unaudited)		61,318	244,357	16,346	210,985	533,006

The accompanying notes are an integral part of the unaudited interim condensed consolidated financial statements.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the six months ended June 30, 2023 and 2022
(Amounts expressed in thousands of RMB)

	Note	For the six months ended June 30,
		2023	2022
		(Unaudited)	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Profit before tax		110,256	80,652
Finance costs		94	172
Interest income		(1,510)	(287)
Loss on disposal of property, plant and equipment		6	24
Depreciation of property, plant and equipment		3,660	2,965
Depreciation of right-of-use assets		1,909	1,635
Amortization of intangible assets		1,640	1,630
Recognition of equity-settled share option expenses	12	2,141	4,302
Provision for inventories		103	219
(Reversal) provision for the impairment of trade receivables		(371)	97
Amortization of deferred government grants		(141)	(75)

		117,787	91,334

Decrease in inventories		4,369	144
Decrease (increase) in trade receivables and debt investments at fair value through other comprehensive income		22,249	(18)
(Increase) decrease in deposits and other receivables		(4,015)	3,928
Increase (decrease) in trade payables		2,030	(175)
Increase in other payables and accruals		11,934	19,684

Cash generated from operations		154,354	114,897
Income tax paid		(27,879)	(31,767)

Net cash generated from operating activities		126,475	83,130

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(26,710)	(8,042)
Additions to intangible assets	(21,923)	(20,968)
Purchase of long-term bank deposits	(80,476)	(50,302)

Net cash used in investing activities	(129,109)	(79,312)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal portion of lease payments	(1,812)	(1,457)
Interest paid on lease liabilities	(94)	(172)

Net cash used in financing activities	(1,906)	(1,629)

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(4,540)	2,189
Cash and cash equivalents at beginning of period	163,420	166,294

CASH AND CASH EQUIVALENTS AT END OF PERIOD	158,880	168,483

The accompanying notes are an integral part of the unaudited interim condensed consolidated financial statements.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

1.	CORPORATE INFORMATION

Beijing Continent Pharmaceuticals Co., Ltd. (the “Company”) is a limited company registered and established in the People's Republic of China (the “PRC”) in 2002. The registered office of the Company is located at 60 Shunkang Road, Shunyi District, Beijing, the PRC.

The Company and its subsidiary (collectively referred to as the “Group”) are principally engaged in the following activities:

•	research and development of new drugs
•	manufacture and sale of the Class 1.1 new drug “ETUARY” for the treatment of idiopathic pulmonary fibrosis
•	manufacture and sale of other pharmaceutical products

In the opinion of the directors, the immediate holding company of the Company is BJ Continent Pharmaceuticals Limited, which is incorporated in Hong Kong, and the intermediate holding company of the Company is Continent Pharmaceuticals Inc., which is incorporated in the Cayman Islands, and the ultimate holding company of the Company is GNI Group Co., Ltd., which is a listed company on the Tokyo Stock Exchange since September 23, 2011.

2.	BASIS OF PREPARATION

The interim condensed consolidated financial information for the six months ended June 30, 2023 has been prepared in accordance with International Accounting Standard 34 Interim Financial Reporting (“IAS 34”). The interim condensed consolidated financial information does not include all the information and disclosures required in the annual financial statements and should be read in conjunction with the Group’s annual consolidated financial statements for the year ended December 31, 2022.

3	CHANGES IN ACCOUNTING POLICIES AND DISCLOSURES

The accounting policies adopted in the preparation of the interim condensed consolidated financial information are consistent with those applied in the preparation of the Group’s annual consolidated financial statements for the year ended December 31, 2022, except for the adoption of the following new and revised International Financial Reporting Standards (“IFRSs”) for the first time for the current period’s financial information.

Amendments to IAS 1 and IFRS Practice Statement 2	Disclosure of Accounting Policies
Amendments to IAS 8	Definition of Accounting Estimates
Amendments to IAS 12	Deferred Tax related to Assets and Liabilities arising from a Single Transaction
Amendments to IAS 12	International Tax Reform – Pillar Two Model Rules

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

3	CHANGES IN ACCOUNTING POLICIES AND DISCLOSURES (continued)

The nature and impact of the new and revised IFRSs are described below:

(a)
Amendments to IAS 1 require entities to disclose their material accounting policy information rather than their significant accounting policies. Accounting policy information is material if, when considered together with other information included in an entity’s financial statements, it can reasonably be expected to influence decisions that the primary users of general purpose financial statements make on the basis of those financial statements. Amendments to IFRS Practice Statement 2 provide non-mandatory guidance on how to apply the concept of materiality to accounting policy disclosures. The Group has applied the amendments since January 1, 2023. The amendments did not have any impact on the Group’s interim condensed consolidated financial information but are expected to affect the accounting policy disclosures in the Group’s annual consolidated financial statements.

(b)
Amendments to IAS 8 clarify the distinction between changes in accounting estimates and changes in accounting policies. Accounting estimates are defined as monetary amounts in financial statements that are subject to measurement uncertainty. The amendments also clarify how entities use measurement techniques and inputs to develop accounting estimates. The Group has applied the amendments to changes in accounting policies and changes in accounting estimates that occur on or after January 1, 2023. Since the Group’s policy of determining accounting estimates aligns with the amendments, the amendments did not have any impact on the financial position or performance of the Group.

(c)
Amendments to IAS 12 Deferred Tax related to Assets and Liabilities arising from a Single Transaction narrow the scope of the initial recognition exception in IAS 12 so that it no longer applies to transactions that give rise to equal taxable and deductible temporary differences, such as leases and decommissioning obligations. Therefore, entities are required to recognize a deferred tax asset (provided that sufficient taxable profit is available) and a deferred tax liability for temporary differences arising from these transactions. The amendments had an insignificant impact on the Group’s interim condensed consolidated financial statements.

(d)
Amendments to IAS 12 International Tax Reform – Pillar Two Model Rules introduce a mandatory temporary exception from the recognition and disclosure of deferred taxes arising from the implementation of the Pillar Two model rules published by the Organization for Economic Co-operation and Development. The amendments also introduce disclosure requirements for the affected entities to help users of the financial statements better understand the entities’ exposure to Pillar Two income taxes, including the disclosure of current tax related to Pillar Two income taxes separately in the periods when Pillar Two legislation is effective and the disclosure of known or reasonably estimable information of their exposure to Pillar Two income taxes in periods in which the legislation is enacted or substantively enacted but not yet in effect. Entities are required to disclose the information relating to their exposure to Pillar Two income taxes in annual periods beginning on or after January 1, 2023, but are not required to disclose such information for any interim periods ending on or before December 31, 2023. The Group has applied the amendments retrospectively.  Since the Group did not fall within the scope of the Pillar Two model rules, the amendments did not have any impact to the Group.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

4.	REVENUE

Revenue is analyzed as follows:

	For the six months ended June 30,
	2023	2022
	(Unaudited)	(Unaudited)

Revenue from contracts with customers
Sales of pharmaceutical products	379,265	312,673

Disaggregated revenue information is as follow:

	For the six months ended June 30,
	2023	2022
	(Unaudited)	(Unaudited)

Timing of revenue recognition
Products transferred at a point in time	379,265	312,673

5.	INCOME TAX

The Company was designated and approved as a High and New Technology Enterprise in December 2022 with a validity period of 3 years and was entitled to a preferential tax rate of 15% accordingly.

The Group calculates the period income tax expense using the tax rate that would be applicable to the expected total annual earnings. The major components of income tax expense in the unaudited interim condensed consolidated statements of profit or loss are:

	For the six months ended June 30,
	2023	2022
	(Unaudited)	(Unaudited)

Current income tax charge in Mainland China	29,410	16,847
Deferred income tax	(352)	(71)

Total tax charge for the period	29,058	16,776

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

6.	PROPERTY, PLANT AND EQUIPMENT

During the six months ended June 30, 2023 and 2022, the Group’s property, plant and equipment increased with costs of RMB25,553 and RMB6,163, respectively, which were mainly categorized as the additions in construction in progress.

The carrying amounts of these constructions in progress as of June 30, 2023 and December 31, 2022 were RMB57,747 and RMB33,778, respectively.

7.	INVENTORIES

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Raw materials	6,650	7,354
Work in progress	4,999	2,749
Semi-finished goods	13,622	22,790
Finished goods	13,061	9,808
	38,332	42,701

Provision for inventories	(165)	(62)

	38,167	42,639

8.	TRADE RECEIVABLES

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Trade receivables	94,229	109,615
Allowance for impairment	(491)	(862)

	93,738	108,753

The Group’s trading terms with its customers are mainly on credit, and the credit period is usually within 3 months. The Group seeks to maintain strict control over its outstanding receivables to minimize credit risk.  Overdue balances are reviewed regularly by the management. Trade receivables are non-interest-bearing.

9.	DEBT INVESTMENTS AT FAIR VALUE THROUGH OTHER COMPREHENSIVE INCOME

The balances of RMB1,875 and RMB10,597 as of June 30, 2023 and December 31, 2022, respectively, represented bills receivable arising from the sale of pharmaceutical products. As the Group’s management policy is collect contractual cashflows when the bills expire or endorse the bills to supplier before the bills mature, management accounted for them as debt investments at fair value through other comprehensive income.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

10.	CASH AND BANK BALANCES

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Cash and bank balances	292,366	214,920
Less: Long-term bank deposits	(133,486)	(51,500)

Cash and cash equivalents	158,880	163,420

Cash at banks earns interest at floating rates based on daily bank deposit rates. The bank balances are deposited with creditworthy banks with no recent history of default.

The long-term bank deposits represented certificates of deposits issued by four different banks with due dates in 2025 and 2026. According to the Group’s assessment, these deposits have passed “solely payments of principal and interest test” and the Group intends to hold them till the due date, so these deposits were accounted for as financial assets measured at amortized cost.

11.	OTHER PAYABLES AND ACCRUALS

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Payroll and welfare payables	35,043	34,911
Accrued expenses	24,786	1,970
Other payables	12,365	22,081
Deferred government grants*	6,259	5,300
Others	1,698	2,352
	80,151	66,614
Less:
Non-current portion of customers’ deposits	(346)	(380)
Non-current portion of deferred government grants	(5,977)	(5,150)

Current portion	73,828	61,084

*	The balance represents government grants which were used for research and development projects and development of the manufacturing plants in two cities in the PRC.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

12.	SHARE OPTION SCHEME

In February 2021, the board of directors of the Company approved the 2021 Stock Incentive Plan (the “2021 Plan”) to certain employees and consultants of the Company to purchase a total of 9,197,685 ordinary shares of the Company. The 2021 Plan has a contractual term of seven years. Share options granted under the 2021 Plan were accounted for as equity awards, and subject to service condition and certain specified performance targets. In addition, share options granted under the 2021 Plan have an exercise price of RMB9.79 per share, and will not be exercisable until the closing of an IPO and the lapse of the applicable lock-up periods after such IPO.

In December 2021, the board of directors of the Company approved to further amend the 2021 Plan, and removed the exercise condition related to the closing of an IPO. In addition, all share options granted under the 2021 Plan will generally vest over twenty months after the grant date, subject to certain specified performance targets.

A summary of number of share options under the 2021 Plan is as follows:

	For the six months ended June 30, 2023		For the six months ended June 30, 2022
	Number of share options	Weighted average exercise price RMB per share	Number of share options	Weighted average exercise price RMB per share
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Outstanding at the beginning of the period	9,195,130	9.79	9,197,685	9.79
Forfeited	(10,220)	9.79	(2,555)	9.79

Outstanding at the end of the period	9,184,910	9.79	9,195,130	9.79

No share options were granted or exercised during the six months ended June 30, 2023 and 2022, respectively. The Group recognized share option expenses of RMB2,141 and RMB4,302 for the six months ended June 30, 2023 and 2022, respectively.

In April 2023, the shareholders of the Company approved to terminate the 2021 Plan. The termination will take effect upon the effective time as defined in the Business Combination Agreement entered among Catalyst Biosciences, Inc. ("Catalyst”), GNI Group Ltd. and certain of its subsidiaries, and the Company and certain of its minority shareholders on December 26, 2022, as amended on March 29, 2023. According to the Business Combination Agreement, each outstanding share option under the Company’s 2021 Plan upon termination will be cancelled and replaced with options granted under the 2023 Omnibus Incentive Plan of Gyre Therapeutics, Inc., the new name of Catalyst after the business combination closes. In addition, the Company will no longer grant any options under the 2021 Plan.

Since the termination of the 2021 Plan was not effective as of June 30, 2023, there was no accounting impact for the six months ended June 30, 2023.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

13.	CAPITAL COMMITMENTS

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Contracted, but not provided for:
Property, plant and equipment	34,812	39,943
Research and development	215,134	206,023

	249,946	245,966

14.	RELATED PARTY TRANSACTIONS

Related party	Relationship with the Group

GNI Group Ltd.	The ultimate holding company of the Company
Shanghai Genomics, Inc.	Company controlled by the ultimate holding company, GNI Group Ltd.

(i)	The Group had the following transactions with related parties during the periods:

	For the six months ended June 30,
	2023	2022
	(Unaudited)	(Unaudited)
Capitalized expenditures
Shanghai Genomics, Inc.	-	1,145

(ii)	Outstanding balances with related parties

	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Due to related parties, which are trade in nature
GNI Group Ltd.	750	785

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

15.	FINANCIAL INSTRUMENTS BY CATEGORY

The carrying amounts of each of the categories of financial instruments as of June 30, 2023 and December 31, 2022 are as follows:

Financial assets
	Financial assets at fair value through other comprehensive income debt investments		Financial assets at amortized cost
	June 30, 2023	December 31, 2022	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)	(Unaudited)	(Audited)

Trade receivables	-	-	93,738	108,753
Debt investments at fair value through other comprehensive income	1,875	10,597	-	-
Financial assets included in prepayments, deposits and other receivables	-	-	10,685	6,799
Cash and bank balances	-	-	158,880	163,420
Bank deposits	-	-	133,486	51,500

	1,875	10,597	396,789	330,472

Financial liabilities
	Financial liabilities at amortized cost
	June 30, 2023	December 31, 2022
	(Unaudited)	(Audited)

Trade payables	1,021	850
Financial liabilities included in customers’ deposits, other payables and accruals	13,461	23,246
Lease liabilities	3,440	4,992

	17,922	29,088

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

16.	FAIR VALUE AND FAIR VALUE HIERARCHY OF FINANCIAL INSTRUMENTS

Management has assessed that the fair values of cash and cash equivalents, trade receivables, financial assets included in prepayments, deposits and other receivables, trade payables, and financial liabilities included in other payables and accruals approximate to their carrying amounts largely due to the short-term maturities of these instruments.

The Group’s finance department headed by the finance manager is responsible for determining the policies and procedures for the fair value measurement of financial instruments. The finance department reports directly to the chief financial officer. At each reporting date, the finance department analyses the movements in the values of financial instruments and determines the major inputs applied in the valuation. The valuation is reviewed and approved by the chief financial officer.

The fair values of the financial assets and liabilities are included at the amounts at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. The following methods and assumptions were used to estimate the fair values.

The fair value of the debt investments at fair value through other comprehensive income and the long-term bank deposits has been calculated by discounting the expected future cash flows using rates currently available for instruments with similar terms, credit risk and remaining maturities.

The following tables illustrate the fair value measurement hierarchy of the Group’s financial instruments:

Assets measured at fair value:

As of June 30, 2023	Fair value measurement using
	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Debt investments at fair value through other comprehensive income	-	1,875	-	1,875

As of December 31, 2022	Fair value measurement using
	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Audited)	(Audited)	(Audited)	(Audited)

Debt investments at fair value through other comprehensive income	-	10,597	-	10,597

The Group did not have any financial liabilities measured at fair value as of June 30, 2023 and December 31, 2022.

BEIJING CONTINENT PHARMACEUTICALS CO., LTD.

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Amounts expressed in thousands of RMB)

16.	FAIR VALUE AND FAIR VALUE HIERARCHY OF FINANCIAL INSTRUMENTS (continued)

Assets for which fair values are disclosed:

As of June 30, 2023	Fair value measurement using
	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Bank deposits, non-current portion	-	133,486	-	133,486

As of December 31, 2022	Fair value measurement using
	Quoted prices in active markets (Level 1)	Significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
	(Audited)	(Audited)	(Audited)	(Audited)

Bank deposits, non-current portion	-	51,500	-	51,500

The Group did not have any financial liabilities disclosed at fair value as of June 30, 2023 and December 31, 2022.

During the six months ended June 30, 2023 and 2022, there were no transfers of fair value measurement between Level 1 and Level 2 and no transfers into or out of Level 3 for both financial assets and liabilities.

17.	EVENTS AFTER THE REPORTING PERIOD

No significant events occurred subsequent to June 30, 2023.